                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report:  September 12, 1996




                               MedPartners, Inc.
             -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




                     Delaware                                0-27276                     63-1151076
                ------------------                          ---------                   ------------
                  (State or Other                          (Commission                (I.R.S. Employer
           Jurisdiction of Incorporation                   File Number)              Identification No.)
                 or Organization)

          3000 Galleria Tower, Suite 1000
                Birmingham, Alabama                                                         35244
           ----------------------------                                                 -------------
               (Address of Principal                                                     (Zip Code)
                Executive Offices)

          Registrant's Telephone Number,                                               (205) 733-8996
               Including Area Code:




                          Medpartners/Mullikin, Inc.
         -----------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)
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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

        On September 5, 1996, MedPartners, Inc. (formerly
"MedPartners/Mullikin, Inc.") a Delaware corporation ("the Company"), acquired Caremark International Inc., a Delaware Corporation based in Northbrook, Illinois ("Caremark"). Pursuant to the Plan and Agreement of Merger, dated as of May 13, 1996, by and among the Company, PPM Merger Corporation, a wholly owned subsidiary of the Company, and Caremark, PPM Merger Corporation was merged with and into Caremark, with Caremark surviving the merger as a wholly owned subsidiary of the Company. Pursuant to a fixed exchange ratio, Caremark stockholders received 1.21 shares of the Company's common stock, par value .001 per share (the "Common Stock"), for each issued and outstanding share of Caremark common stock. The total value of the transaction, based upon the last sale price of the Common Stock on the New York Stock Exchange on September 4, 1996 was approximately $2 billion. Caremark is a leading provider of healthcare services providing physician practice management, prescription benefit management, disease management and international services.

        On August 30, 1996, the Company acquired CHS Management, Inc., a Delaware corporation based in Los Angeles, California ("CHS"). Pursuant to the Plan and Agreement of Merger by and among the Company, CHS Merger Corporation, a wholly owned subsidiary of the Company, and CHS, CHS Merger Corporation was merged with and into CHS, with CHS surviving the merger as a wholly owned subsidiary of the Company. CHS stockholders received shares of Common Stock having a total value of $40 million. The CHS stockholders received 40.32 shares of the Common Stock for each issued and outstanding share of CHS common stock.

        In connection with the acquisition of CHS, the Company concomitantly acquired the assets of New Management, a California general partnership, owned by the beneficial owners of 50% of CHS, for shares of Common Stock having a total value of $7 million. CHS is engaged in the organization and management of, and the affiliation with, primary care and multi-specialty physician groups and Independent Practice Associations. CHS assists these affiliated medical groups in the negotiation of contracts with HMOs and provides physician and related healthcare services to HMO enrollees.


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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS


         (a)     Financial Statements of Businesses Acquired.

         The required audited consolidated financial statements of Caremark at December 31, 1995 and 1994, and the periods then ended, and unaudited consolidated financial statements of Caremark at June 30, 1996, and the period then ended, were filed as part of the Joint Proxy Statement - Prospectus forming a part of the Company's Registration Statement on Form S-4 (Reg. No. 333-09767), as filed with the Commission on August 16, 1996 and are hereby incorporated herein by reference.

         The required audited financial statements of CHS at December 31, 1995, and the period then ended, and unaudited financial statements of CHS at June 30, 1996, and the period then ended, and the required audited financial statements of New Management at December 31, 1995 and 1994, and the periods then ended, and unaudited financial statements of New Management at June 30, 1996, and the period then ended, were filed as part of the Prospectus forming a part of the Company's Registration Statement on Form S-4 (Reg. No. 333-4348), as filed with the Commission on August 20, 1996, and are hereby incorporated herein by reference.

         (b)     Pro Forma Financial Information.

         The required Pro Forma Consolidated Financial Statements of the Company for the fiscal year ended December 31, 1995, and at June 30, 1996, and the period then ended, were filed as part of the Joint Proxy Statement-Prospectus forming a part of the Company's Registration Statement on Form S-4 (Reg. No. 333-09767), as filed with the Commission on August 16, 1996, and were also filed as part of the Prospectus forming a part of the Company's Registration Statement on Form S-4 (Reg. No. 333-4348), as filed with the Commission on August 20, 1996, and are hereby incorporated herein by reference.





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         (c)     Exhibits.

                 (2)-1 The Plan and Agreement of Merger, dated as of May 13, 1996, by and among MedPartners/Mullikin, Inc., PPM Merger Corporation and Caremark International
                          Inc., and the exhibits thereto, filed as Exhibit
                          2.1 to the Company's Registration Statement on Form S-4 (Reg. No. 333-09767), as filed with the Commission on August 16, 1996, are hereby incorporated herein by reference.

                 (2)-2 The Plan and Agreement of Merger, dated as of March 11, 1996, as amended by Amendment No. 1 dated June 28, 1996, by and among MedPartners/Mullikin, Inc., CHS Merger Corporation and CHS Management, Inc., and the exhibits thereto, filed as Exhibit 2.1 to the Company's Registration Statement on Form S-4 (Reg. No. 333-4348), as filed with the Commission on August 20, 1996, are hereby incorporated herein by reference.

                 (99)-1 The Audited Consolidated Financial Statements of Caremark at December 31, 1995 and 1994, and the periods then ended, as filed with Caremark's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, are hereby incorporated herein by reference.

                 (99)-2 The Pro Forma Consolidated Financial Statements of the Company for the fiscal year ended December 31, 1995, and at June 30, 1996, and the period then ended, filed as part of the Proxy Statement forming a part of the Company's Registration Statement on Form S-4 (Reg. No. 333-09767), as filed with the Commission on August 16, 1996, are hereby incorporated herein by reference.

                 (99)-3 The Audited Consolidated Financial Statements of CHS at December 31, 1995, and the periods then ended, filed with CHS's Proxy Statement forming a part of the Company's Registration Statement on Form S-4 (Reg.
                          No. 333-4348), as filed with the Commission on August 20, 1996, are hereby incorporated herein by reference.

                 (99)-4 The Pro Forma Consolidated Financial Statements of the Company for the fiscal year ended December 31, 1995, and at June 30, 1996, and the period then ended, filed with CHS's Proxy Statement

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                          forming a part of the Company's Registration
                          Statement on Form S-4 (Reg. No. 333-4348), as filed with the Commission on August 20, 1996, are hereby incorporated herein by reference.


         The registrant undertakes to furnish supplementally to the Commission upon request a copy of any exhibit to the plans and agreements of merger, incorporated by reference herein as exhibits (2)-1 and (2)-2.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    September 11, 1996

                                    MedPartners, Inc.


                                    By  /s/    Harold O. Knight, Jr.
                                        ----------------------------------
                                              Harold O. Knight, Jr.
                                            Executive Vice President
                                           and Chief Financial Officer




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